Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Intelligent Buying, Inc. (the “Company”) for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Furlan, the Interim Chief Financial Officer, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 29, 2020

/s/ George Furlan
George Furlan
Interim Chief Financial Officer (principal financial and accounting officer)